SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 23, 2000



                              HOME FEDERAL BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)



               United States                                    35-1807839
               -------------                                    ----------
       (State or other jurisdiction)                         (I.R.S. Employer
      of incorporation or organization)                      Identification No.)



      222 West Second Street, Seymour, Indiana                        47274
      ----------------------------------------                        -----
      (Address of Principal Executive Offices)                     (Zip Code)



      Registrants telephone number including area code: (812) 522-1592
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                       INFORMATION INCLUDED IN THE REPORT

Item 5.  Other Events.
         ------------

         On August 23, 2000, Home Federal Bancorp of Seymour, Indiana issued a press release announcing the completion of their third stock repurchase program. Home Federal Bancorp stock is stock traded on NASDAQ under the symbol HOMF.

         Pursuant to General Instruction F to Form 8-K, the press release is incorporated herein by reference and is attached as Exhibit (99).

         Exhibits

         Exhibit (99) - Press Release Dated August 23, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOME FEDERAL BANCORP


Date:  August 23, 2000                   By: /s/John K. Keach. Jr.
                                             ---------------------

                                         John K. Keach, Jr.
                                         President and Chief Executive Officer